EXHIBIT 10.23


                          CONTINUING SECURITY AGREEMENT

                                                   Dated: As of October 31, 2005


AS USED IN THIS AGREEMENT:

"COLLATERAL" means all right, title and interest of the Obligor in and to any and all of the following property, whether now or hereafter existing, owned, created, or acquired and wherever located, all products and Proceeds (including but not limited to insurance proceeds) of such property, wherever located and in whatever form, and all books and records pertaining to such property and all other property of the Obligor in which the Creditor now or hereafter is granted a security interest pursuant to this Agreement or otherwise:

                  ALL ACCOUNTS (INCLUDING, WITHOUT LIMITATION, ALL ACCOUNTS RECEIVABLE), GENERAL INTANGIBLES (INCLUDING, WITHOUT LIMITATION, CONTRACT RIGHTS AND TAX REFUNDS) AND ALL RETURNED OR REPOSSESSED GOODS, ALL CHATTEL PAPER (INCLUDING, WITHOUT LIMITATION, LEASES) AND INSTRUMENTS, AND ALL INTERESTS OF THE OBLIGOR IN ALL GUARANTEES, SECURITY AGREEMENTS AND OTHER PROPERTY SECURING THE PAYMENT OR PERFORMANCE OF OBLIGATIONS UNDER ANY OF THE FOREGOING.

                  ALL INVENTORY OF THE OBLIGOR OF EVERY DESCRIPTION (INCLUDING, WITHOUT LIMITATION, RAW MATERIALS, WORK IN PROCESS AND FINISHED GOODS) AND ALL DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ALL DOCUMENTS OF TITLE, TRANSPORT OR OTHERWISE) RELATING TO INVENTORY.

                  ALL EQUIPMENT OF EVERY DESCRIPTION (INCLUDING, WITHOUT LIMITATION, ALL MOTOR VEHICLES, INCLUDING ALL TIRES,
                  ACCESSORIES, SPARE AND REPAIR PARTS, AND TOOLS), ALL RELATED RIGHT, TITLE AND INTEREST OF OBLIGOR THEREIN, ALL ADDITIONS AND ACCESSIONS THERETO, ALL REPLACEMENTS THEREOF, ALL
                  INSURANCE OR CONDEMNATION PROCEEDS THEREOF, ALL DOCUMENTS COVERING ANY OF THE FOREGOING, ALL LEASES OF ANY OF THE FOREGOING, AND ALL RENTS, REVENUES, ISSUES, PROFITS AND PROCEEDS ARISING FROM THE SALE, LEASE, LICENSE, ENCUMBRANCE, COLLECTION, OR ANY OTHER TEMPORARY OR PERMANENT DISPOSITION OF ANY OF THE FOREGOING OR ANY INTEREST THEREIN.

"Collateral Location" means the following addresses where all Collateral is located:
                  5804 E. SLAUSON
                  COMMERCE, CA 90040

"Obligor" means Taverniti So Jeans, LLC and its successors and assigns, and if more than one Person is named as Obligor, "Obligor" shall mean each, any or all of them, and their liabilities and obligations hereunder shall be joint and several. Obligor is a limited liability company organized under the laws of the state of California.

            In consideration of any extension of credit or other financial accommodation heretofore, now or hereafter made by the Creditor to or for the account of the Obligor, or to or for the account of any other Person made by the Creditor at the request of the Obligor or with respect to which the Obligor's agreements hereunder have been required by the Creditor, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Obligor, the Obligor agrees as follows:

            1. SECURITY INTEREST; RIGHT OF SET-OFF. As security for the prompt and unconditional payment of any and all Obligations, the Obligor does hereby grant to the Creditor a continuing lien upon and security interest in, and does hereby pledge, assign and transfer to the Creditor, all of the Collateral. In order to secure further the payment of the Obligations, the Creditor is hereby given a continuing lien upon and is granted a security interest in any and all monies and any and all other property of the Obligor and the Proceeds thereof, now or hereafter actually or constructively held or received by or in transit in any manner to or from the Creditor, its correspondents or agents from or for the Obligor, whether for safekeeping, custody, pledge, transmission, collection or for any other purpose (whether or not for the express purpose of being used by the Creditor as collateral security), or coming into the possession of the Creditor or its correspondents or agents in any way, or placed in any safe deposit box leased by the Creditor to the Obligor, and all such monies and other property shall also constitute "Collateral" and shall be held subject to all the terms of this Agreement as collateral security for the prompt and unconditional payment of any and all Obligations. Obligor hereby assigns and grants the Creditor a security interest in, and the Creditor is also given a continuing lien on and/or right of set-off for the amount of the Obligations with respect to, any and all deposits (general or special) and credits of the Obligor with, and any and all claims of the Obligor against, the Creditor at any time existing, and the Creditor is hereby authorized at any time or times, without prior notice, to apply such deposit or credits, or any part thereof, to the Obligations in such amounts as the Creditor may elect, although the Obligations may be contingent or unmatured, and whether the collateral security therefor is deemed adequate or not.


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            2.  REPRESENTATIONS OF OBLIGOR.  The Obligor represents and warrants to the Creditor that (a) no financing statement or other filing listing any of the Collateral as collateral is on file in any jurisdiction (other than any financing statement filed on behalf of the Creditor, as secured party); (b) the chief executive office of the Obligor, if any, is located at the address set forth in the space provided therefor in this Agreement; (c) all Collateral, other than intangible property and property which is in the possession of the Creditor or its agents, is located at the Collateral Location(s) and the Obligor has no place of business other than the chief executive office specified herein, if any, and the Collateral Location(s); (d) the Obligor has not created and is not aware of any Lien on or affecting any Collateral other than the Lien created by this Agreement in favor of the Creditor; (e) if the Obligor is not a natural person, the execution, delivery and performance of this Agreement have been duly authorized by all required corporate, limited liability company, partnership or other applicable actions of the Obligor; (f) this Agreement constitutes a valid, binding and enforceable obligation of the Obligor; (g) the execution, delivery and performance of this Agreement do not violate any law or any agreement or undertaking to which the Obligor is a party or by which the Obligor may be bound and do not result in the imposition of any Lien upon any Collateral other than the Lien in favor of the Creditor created by this Agreement; (h) all consents, approvals, authorizations, permits and licenses necessary for the Obligor to enter and perform its obligations under this Agreement and the Obligations and/or to conduct its business have been obtained; (i) the Obligor did not have or conduct business under any name or trade name in any jurisdiction during the past six years other than its name and trade names, if any, set forth on the signature page of this Agreement, and the Obligor is entitled to use such name and trade names; and (j) the Obligor is the legal and beneficial owner of all Collateral specifically identified on page 1 of this Agreement (alongside the box designated "Specific Property") and any Collateral specifically identified in any rider, schedule or exhibit to this Agreement.

            3. COVENANTS. Unless and until all of the Obligations have been indefeasibly paid in full and all commitments of the Creditor to extend credit which, once extended, would give rise to Obligations, have expired or been terminated, the Obligor shall: (a) keep the Collateral free and clear of any Lien of any kind other than the Lien created by this Agreement; (b) promptly pay, when due, all taxes and transportation, storage, warehousing and other charges and fees affecting or arising out of the Collateral and defend the Collateral against all claims and demands of all Persons at any time claiming any interest therein adverse to or the same as that of the Creditor; (c) at all times keep all insurable Collateral insured at the expense of the Obligor to the Creditor's satisfaction against loss by fire, theft and any other risks to which the Collateral may be subject, and cause all such policies to be endorsed in favor of the Creditor and to name the Creditor as loss payee and as an additional insured, and, if the Creditor so requests, deposit the same with the Creditor, and cause all such policies to provide that each insurer will give the Creditor not less than 30 days' notice in writing prior to the exercise of any right of cancellation; (d) keep the Collateral in good condition at all times (normal wear and tear excepted) and provide the Creditor with such information as the Creditor may from time to time request with respect to the location of the Collateral and the Obligor's places of business; (e) give the Creditor at least 30 days' prior written notice before changing the Obligor's name or chief executive office or changing the location or disposing of any Collateral (other than in connection with the sale of any Inventory in the ordinary course of business); (f) subject to any other and further restrictions contained herein, not sell or otherwise dispose of any Collateral except on commercially reasonable terms and in the ordinary course of business; (g) permit the Creditor, by its officers and agents, to have access to, examine and copy at all reasonable times the Collateral, properties, minute books and other corporate, limited liability company or partnership records, books of accounts, and financial and other business records of the Obligor (including, without limitation, all books, records, ledger cards, computer programs, tapes and computer disks and diskettes and other property recording, evidencing or relating to any Collateral); and (h) promptly notify the Creditor upon the occurrence of any Event of Default of which the Obligor has knowledge.

            4. EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an Event of Default: (a) the failure of the Obligor to pay when due any of the Obligations; (b) any representation or warranty of the Obligor to the Creditor in this Agreement or any other instrument or agreement with or in favor of the Creditor shall prove to be inaccurate or untrue; (c) the breach by the Obligor of any covenant in this Agreement or in any other instrument or agreement with or in favor of the Creditor; or (d) there shall occur with respect to the Collateral any misappropriation, conversion, diversion or fraud or any material loss, theft or damage. The occurrence of any of the following events with respect to any Obligor, maker, endorser, acceptor, surety or guarantor of, or any other party to, the Obligations or the Collateral shall also constitute an Event of Default: (aa) a default in respect of any liabilities, obligations or agreements, present or future, absolute or contingent, secured or unsecured, matured or unmatured, several or joint, original or acquired, of any of the Responsible Parties to or with the Creditor;
(bb) death (in the case of any of the Responsible Parties who is an individual) or dissolution (in the case of any of the Responsible Parties which is not a natural person); (cc) death or suspension of the usual business activities of any member of any partnership or limited liability company included in the term


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"the Responsible Parties"; (dd) making, or sending a notice of, an intended bulk transfer; (ee) granting a security interest to anyone other than the Creditor in any property including, without limitation, the rights of any of the Responsible Parties in the Collateral or permitting such security interest to exist; (ff) suspension of payment; (gg) the whole or partial suspension or liquidation of its usual business; (hh) failing, after demand, to furnish to the Creditor any financial information or to permit inspection of books and records of account;
(ii) making any misrepresentation to the Creditor for the purpose of obtaining credit or an extension of credit; (jj) failing to pay any tax, or failing to withhold, collect or remit any tax or tax deficiency when assessed or due; (kk) failing to pay when due any obligations, whether or not in writing; (ll) making of any tax assessment by the United States or any state or foreign country; (mm) entry of a judgment or issuance of an order of attachment or an injunction against, or against any of the property of, any of the Responsible Parties; (nn) commencement against any of the Responsible Parties of any proceeding for enforcement of a money judgment; (oo) if any of the Responsible Parties or if any of the Obligations or Collateral at any time fails to comply with Regulation U of the Federal Reserve Board or any amendments thereto; (pp) the issuance of any warrant, process or order of attachment, garnishment or lien, and/or the filing of a Lien as a result thereof against Collateral or any part of the Collateral; (qq) any of the Responsible Parties challenges or institutes any proceeding, or any proceedings are instituted, which challenge the validity, binding effect or enforceability of this Agreement; (rr) any of the Responsible Parties makes, receives or retains any payment on account of indebtedness subordinated to the Obligations in violation of the terms of such subordination;
(ss) any of the Responsible Parties or any partnership or limited liability company of which any of the Responsible Parties is a member is expelled from or suspended by any stock or securities exchange or other exchange; or (tt) any of the Responsible Parties shall make an assignment for the benefit of creditors or a composition with creditors, shall be unable or admit in writing an inability to pay its respective debts as they mature, shall file a petition in bankruptcy, shall become insolvent (however such insolvency may be evidenced), shall be adjudicated insolvent or bankrupt, shall petition or apply to any tribunal for the appointment of any receiver, liquidator or trustee of or for any of the Responsible Parties or any substantial part of the property or assets of any of the Responsible Parties, shall commence any proceedings relating to it under any bankruptcy, reorganization, arrangement, readjustment of debt, receivership, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or there shall be commenced against any of the Responsible Parties any such proceeding, or any order, judgment or decree approving the petition in any such proceeding shall be entered, or any of the Responsible Parties shall by any act or failure to act indicate its consent to, approval of or acquiescence in any such proceeding or in the appointment of any receiver, liquidator or trustee of or for any of the Responsible Parties or any substantial part of the property or assets of any of the Responsible Parties, or shall suffer any such appointment, or any of the Responsible Parties shall take any action for the purpose of effecting any of the foregoing, or any court of competent jurisdiction shall assume jurisdiction with respect to any such proceeding or a receiver or trustee or other officer or representative of the court or of creditors, or any court, governmental officer or agency, shall under color of legal authority, take and hold possession of any substantial part of the Collateral or the property or assets of any of the Responsible Parties.

            5. REMEDIES OF THE CREDITOR.

            (a) After the occurrence of an Event of Default, the Creditor shall have no obligation to make further loans, extensions of credit or other financial accommodations to or on behalf of the Obligor, anything in any other agreement to the contrary notwithstanding.

            (b) After the occurrence of an Event of Default, other than an Event of Default referred to in clause (tt) of the second sentence of Section 4, the Creditor may declare by notice to the Obligor, any and all Obligations to be immediately due and payable and in the case of any Event of Default referred to in clause (tt) of the second sentence of Section 4 all of the Obligations shall automatically be and become due and payable, in either case without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Obligor, anything in any other agreement to the contrary notwithstanding.

            (c) After the occurrence of an Event of Default, the Creditor may, without notice to or demand (other than any notice required by law, the giving of which is not waivable), upon the Obligor (all of which are hereby waived by the Obligor), without releasing the Obligor from any obligation under this Agreement or any other instruments or agreements with the Creditor and without waiving any rights the Creditor may have or impairing any declaration of default or election to cause the Collateral to be sold or any sale proceeding predicated on the same: (i) demand, collect or receive upon all or any part of the Collateral and assemble or require the Obligor, at the Obligor's expense, to assemble all or any part of the Collateral and, if the Creditor so requests, the Obligor shall assemble the Collateral and make it available to the Creditor at a place to be designated by the Creditor; (ii) without notice, demand or other process and without charge enter any of the Obligor's premises and without


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breach of peace until the Creditor  completes the  enforcement  of its rights in the Collateral, take possession of such premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of the Obligor's equipment for the purpose of completing any work-in-process, preparing any Collateral for disposition and disposing of or collecting any Collateral, and in exercise of its rights under this Agreement, without payment of compensation of any kind, use any and all trademarks, trade styles, trade names, patents, patent applications, licenses, franchises and the like to the extent of the Obligor's rights therein and the Obligor hereby grants a license and the right to grant sublicenses for that purpose; (iii) in such manner and to such extent as the Creditor may deem necessary to protect the Collateral or the interests, rights, powers or duties of the Creditor, enter into and upon any premises of the Obligor and take and hold possession of all or any part of the Collateral (the Obligor hereby waiving and releasing any claim for damages in respect of such taking) and exclude the Obligor and all other Persons from the Collateral, operate and manage the Collateral and rent and lease the same, perform such reasonable acts of repair or protection as may be reasonably necessary or proper to conserve the value of the Collateral, collect any and all income, rents, issues, profits and proceeds from the Collateral, the same being hereby assigned and transferred to the Creditor, and from time to time apply or accumulate such income, rents, issues, profits and proceeds in such order and manner as the Creditor, in its sole discretion, shall instruct, it being understood that the collection or receipt of income, rents, issues, profits or proceeds from the Collateral after declaration of default and election to cause the Collateral to be sold under and pursuant to the terms of this Agreement shall not affect or impair any event of default or declaration of default under any agreement or instrument between the Obligor and the Creditor or election to cause any Collateral to be sold or any sale proceedings predicated on the same, but such proceedings may be conducted and sale effected notwithstanding the collection or receipt of any such income, rents, issues, profits and proceeds;
(iv) take control of any and all of the Accounts, contractual or other rights that are included in the Collateral and Proceeds arising from any such Accounts or contractual or other rights, enforce collection, either in the name of the Creditor or in the name of the Obligor, of any or all of the Accounts, contractual and other rights that are included in the Collateral and Proceeds by suit or otherwise, receive, receipt for, surrender, release or exchange all or any part of such Collateral or compromise, settle, extend or renew (whether or not longer than the original period) any indebtedness under such Collateral; (v) sell all or any part of the Collateral at public or private sale at such place or places and at such time or times and in such manner and upon such terms, whether for cash or credit, as the Creditor in its sole discretion may determine; (vi) endorse in the name of the Obligor any Instrument, however received by the Creditor, representing Collateral or Proceeds of any of the Collateral; (vii) require the Obligor to turn over, or instruct the financial institutions holding the same to turn over, all monies and investments in any of Obligor's accounts to the Creditor; and (viii) exercise all the rights and remedies granted to a secured party under the California Uniform Commercial Code, as amended, and all other rights and remedies given to the Creditor under this Agreement or any other instrument or agreement or otherwise available at law or in equity. The Creditor shall be under no obligation to make any of the payments or do any of the acts referred to in this Section 5 or elsewhere in this Agreement and any of the actions referred to in this Section 5 or elsewhere in this Agreement may be taken regardless of whether any notice of default or election to sell has been given under this Agreement (provided, however, that all notices required by law, the giving of which may not be waived, shall be given in accordance with such law) without regard to the adequacy of the security for the Obligations.

            (d) The Obligor hereby waives notice of the sale of any Collateral by the Creditor pursuant to any provision of this Agreement or any applicable provisions of the California Uniform Commercial Code, as amended, or other applicable law. In the event that notice of the sale of Collateral cannot be waived or the Creditor gives notice of such sale to the Obligor, the Creditor will give the Obligor notice of the time and place of any public sale of the Collateral or of the time after which any private sale or any other intended disposition thereof is to be made by sending notice, as provided below, at least five days before the time of the sale or disposition, which provisions for notice the Obligor and the Creditor agree are reasonable. No such notice need be given by the Creditor with respect to Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market.

            (e) The Creditor may apply the net proceeds of any sale, lease or other disposition of Collateral, after deducting all costs and expenses of every kind incurred thereon or incidental to the retaking, holding, preparing for sale, selling, leasing, or the like of the Collateral or in any way relating to the rights of the Creditor thereunder, including attorneys' fees and expenses hereinafter provided for, to the payment, in whole or in part, in such order as the Creditor may elect, of one or more of the Obligations, whether due or not due, absolute or contingent, making proper rebate for interest or discount on items not then due, and only after so applying such net proceeds and after the payment by the Creditor of any other amounts required by any existing or future provision of law (including Section 9-504(1)(c) of the Uniform Commercial Code of any jurisdiction in which any of the Collateral may at the time be located) need the Creditor account for the surplus, if any. The Obligor shall remain


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liable to the Creditor for the payment of any  deficiency,  with interest at the
default  rate  provided  for  in  the  instruments,   if  any,   evidencing  the
Obligations.

            (f) Whether or not an Event of Default shall have occurred, the Creditor may sell all or any part of the Collateral, although the Obligations may be contingent or unmatured, whenever in its discretion the Creditor considers such sale necessary for its protection. Any such sale may be made without prior demand for payment on account, margin or additional margin or any other demands whatsoever; the making of any such demands shall not establish a course of conduct nor constitute a waiver of the right of the Creditor to sell the Collateral as herein provided or of the right of the Creditor to accelerate the maturity of the Obligations as herein provided.

            6. ADDITIONAL RIGHTS OF THE CREDITOR AND DUTIES OF OBLIGOR REGARDING OBLIGATIONS AND COLLATERAL.

            (a) If the Obligor, as registered holder of any Collateral, shall become entitled to receive or does receive any stock certificate, option, right, dividend or other distribution (whether payable in cash, securities or "in kind"), whether in respect of, as an addition to, in substitution of, or in exchange for, such Collateral, or otherwise, the Obligor agrees to accept same as the Creditor's agent and to hold same in trust for the Creditor, and to forthwith deliver the same to the Creditor in the exact form received, with the Obligor's endorsement when necessary or requested by the Creditor, to be held by the Creditor as Collateral.

            (b) The Obligor waives protest, demand for payment, and notice of default or nonpayment to the Obligor or any other party liable for or upon any of said Obligations or Collateral.

            (c) The Obligor consents that the obligation of any party upon or of any guarantor, surety or indemnitor for any Obligations or any Collateral may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, settled or released and that any Collateral or Liens for any Obligations may, from time to time, in whole or in part, be exchanged, sold, released or surrendered, by the Creditor, all without any notice to, or further assent by, or any reservation of rights against, the Obligor, and all without in any way affecting or releasing the liability of the Obligor with respect to such Obligations or any security interest hereby created.

            (d) The Creditor shall not be liable for failure to collect or realize upon the Obligations or upon the Collateral, or any part thereof, or for any delay in so doing, nor shall the Creditor be under any obligation to take any action whatsoever with regard thereto. The Creditor shall use reasonable care in the custody and preservation of the Collateral in its possession but need not take any steps to preserve rights against prior parties or to keep the Collateral identifiable. The Creditor shall have no obligation to comply with any recording, re-recording, filing, re-filing or other legal requirements necessary to establish or maintain the validity, priority or enforceability of, or the Creditor's rights in and to the Collateral or any part thereof. The Creditor may exercise any right of the Obligor with respect to any Collateral. The Creditor shall have no duty to exercise any of the aforesaid rights, privileges or options with respect to any Collateral and shall not be responsible for any failure to do so or delay in so doing.

            (e) In any statutory or non-statutory proceeding affecting the Obligor or any Collateral, the Creditor or its nominee may, whether or not an Event of Default shall have occurred and regardless of the amount of the Obligations, file a proof of claim for the full amount of any Collateral and vote such Claim for the full amount thereof (i) for or against any proposal or resolution; (ii) for a trustee or trustees or for a committee of creditors; and/or (iii) for the acceptance or rejection of any proposed arrangement, plan of reorganization, wage earners' plan, composition or extension; and the Creditor or its nominee may receive any payment or distribution and give acquittance therefor and may exchange or release any Collateral.

            (f) Whether or not an Event of Default shall have occurred, the Creditor may, without notice to or demand upon the Obligor, (i) commence, appear in or defend any action or proceeding purporting to affect all or any part of the Collateral or the interests, rights, powers or duties of the Creditor, whether brought by or against the Obligor or the Creditor; and/or (ii) pay, purchase, contest or compromise any claim, debt, lien, charge or encumbrance which in the judgment of the Creditor may affect or appear to affect the Collateral or the interests, rights, powers or duties of the Creditor.

            7. COLLECTION RIGHTS OF THE CREDITOR. The Obligor agrees that at any time, whether or not an Event of Default shall have occurred, the Creditor shall have the right to notify any account debtor (with respect to any Collateral consisting of Accounts) or the obligor on any Instrument or other right or claim of the Obligor to any payment which is Collateral to make payment directly to the Creditor, whether or not an Event of Default shall have occurred and whether or not the Obligor was theretofore making collections on such Collateral, and also to take control of any Proceeds the Creditor is entitled to under Section 9-306 of the California Uniform Commercial Code, as amended. If any Collateral consists of Accounts, Instruments, or other rights or claims of the Obligor to any payment, then at the Creditor's request, the Obligor shall promptly notify (in manner, form and substance satisfactory to the Creditor) all Persons obligated to the Obligor under any such Accounts, Instruments, or other rights or claims of the Obligor to any payment that the Creditor possesses a security interest in such Accounts, Instruments, or other rights or claims of the Obligor to any payment and that all payments in respect of such Accounts, Instruments or other rights or claims of the Obligor to any payment are to be made directly to the Creditor. The Obligor shall not settle, compromise or adjust any disputed amount, or allow any credit, rebate or discount with respect to any Account, Instrument or other right or claim of the Obligor to any payment which constitutes Collateral. After the Creditor shall have given any notice of the type specified in the first sentence of this Section 7, any and all amounts received by the Obligor from the account debtor or other obligor or issuer so notified shall be promptly remitted to the Creditor, and until so remitted shall be segregated by the Obligor and held in trust for the Creditor.

            8. ADDITIONAL SECURITY. If the Creditor shall at any time hold security for any Obligations in addition to the Collateral, the Creditor may enforce the terms of this Agreement or otherwise realize upon the Collateral, at its option, either before or concurrently with the exercise of remedies as to such other security or, after a sale is made of such other security, it may apply the proceeds upon the Obligations without affecting the status of or waiving any right to exhaust all or any other security, including the Collateral, and without waiving any breach or default or any right or power whether exercised under this Agreement, contained in this Agreement, or provided for in respect of any such other security.

            9. PRESERVATION AND PROTECTION OF SECURITY INTEREST; POWER OF ATTORNEY. The Obligor will faithfully preserve and protect the Lien in the Collateral created by this Agreement and will, at its own cost and expense, cause such Lien to be perfected and continue to be perfected and to be and remain prior to all other Liens, so long as all or any part of the Obligations are outstanding and unpaid, and for such purpose the Obligor will from time to time at the request of the Creditor (i) make notations of the security interest in certificates of title of Collateral, a security interest in which is perfected by such notation, and deliver the same to the Creditor, (ii) deliver possession of Collateral (concurrent with the acquisition of such Collateral) to the Creditor, a security interest in which is perfected by the taking of possession, and (iii) file or record, or cause to be filed or recorded, such instruments, documents and notices, including financing statements and continuation statements, as the Creditor may reasonably deem necessary or advisable from time to time in order to perfect and continue to perfect such Liens and to maintain their priority over all other Liens. The Obligor will do all such other acts and things and will execute and deliver all such other instruments and documents, including further security agreements, pledges, endorsements, stock powers, assignments, and notices as the Creditor may reasonably deem necessary or advisable from time to time in order to perfect and preserve the priority of the Liens in the Collateral as contemplated by this Agreement. The Creditor, acting through its officers, employees and authorized agents, is hereby irrevocably appointed the attorney-in-fact of the Obligor to do, at the Obligor's expense, all acts and things which the Creditor may reasonably deem necessary or advisable to preserve, perfect, continue to perfect and/or maintain the priority of such Liens in the Collateral, including the signing of financing, continuation or other similar statements and notices on behalf of the Obligor, and which the Obligor is required to do by the terms of this Agreement. The Obligor hereby authorizes the Creditor to sign and file financing statements with respect to the Collateral without the signature of the Obligor. The Obligor shall pay all filing fees for financing statements with respect to the Collateral.

            10. RISK OF LOSS; INSURANCE. Risk of loss of, damage to or destruction of the Collateral is and shall remain upon the Obligor. If the Obligor fails to obtain and keep in force insurance covering the Collateral as required by Section 3 of this Agreement, or fails to pay the premiums on such insurance when due, the Creditor may, but is not obligated to, do so for the account of the Obligor and the cost of so doing shall thereupon become an Obligation. The Creditor, acting through its officers, employees and authorized agents, is hereby irrevocably appointed the attorney-in-fact of the Obligor to endorse any draft or check that may be payable to the Obligor in order to collect the proceeds of such insurance or any return or unearned premiums.

            11. CHANGE IN LAW. In the event of the passage, after the date of this Agreement, of any law which has the effect of changing in any way the laws now in force for the taxation of security documents such as this Agreement or debts secured by such security documents or the manner of the collection of any such taxes so as in any case to affect this Agreement or to impose payment of the whole or any portion of any taxes, assessments or other similar charges against the Collateral upon the Creditor, the Obligations shall immediately become due and payable at the option of the Creditor and upon 30 days' notice to the Obligor.

            12. EXPENSES. The Obligor hereby agrees to pay any and all expenses incurred by the Creditor in enforcing any rights under this Agreement or in defending any of its rights to any amounts received hereunder. Without limiting the foregoing, the Obligor agrees that whenever any attorney is used by the Creditor to obtain payment hereunder, to advise it as to its rights, to adjudicate the rights of the parties hereunder or for the defense of any of its rights to amounts secured, received or to be received hereunder, the Creditor shall be entitled to recover all reasonable attorneys' fees and disbursements, court costs and all other expenses attributable thereto.

            13. NOTICES. Each notice or other communication hereunder shall be in writing, shall be sent by messenger, by registered or certified first class mail, return receipt requested, by Federal Express, Express Mail or other recognized overnight delivery service or by facsimile transmitter or tested telex (if such facsimile or telex number is noted as provided herein), and shall be effective if by hand, upon delivery, if by such overnight delivery service, one (1) day after dispatch, and if mailed by first class mail as above-provided, five (5) days after mailing, and shall be sent as follows:

            If to the Obligor, to the address, facsimile or tested telex number set forth below its signature or such other address, facsimile or tested telex number as it may designate, by written notice to the Creditor as herein provided or to any other address, facsimile or tested telex number as may appear in the records of the Creditor as Obligor's address.

         If to the Creditor, to FTC Commercial Corp., 1525 S. Broadway, Los Angeles, CA 90015, or such other address as it may designate, by written notice to the Obligor as herein provided.

            14. ADDITIONAL DEFINITIONS. The following terms have the following meanings unless otherwise specified herein:

"ACCOUNT," "ACCESSIONS," "CHATTEL PAPER," "DOCUMENT," "EQUIPMENT," "GENERAL INTANGIBLES," "GOODS," "INSTRUMENT," "INVENTORY", have the meanings assigned to those terms by the California Uniform Commercial Code, as amended.

"AGREEMENT" means this Continuing Security Agreement.

"CLAIMS" means each "claim" as that term is defined under Section 101(4) of the United States Bankruptcy Code, and any amendments thereto (Title 11, United States Code).

"CREDITOR" means FTC Commercial Corp., and its successors and assigns, and any Person acting as agent or nominee for FTC Commercial Corp. and any corporation the stock of which is owned or controlled directly or indirectly by, or is under common control with, FTC Commercial Corp.

"EVENT OF DEFAULT" means any of the events described in Section 4 of this Agreement.

"LIEN" means any lien, security interest, pledge, hypothecation, encumbrance or other claim in or with respect to any property.

"OBLIGATIONS" means any and all indebtedness, obligations and liabilities of the Obligor to the Creditor, and all Claims of the Creditor against the Obligor, now existing or hereafter arising, direct or indirect (including participations or any interest of the Creditor in indebtedness of the Obligor to others), acquired outright, conditionally, or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, matured or unmatured, monetary or non-monetary, arising out of contract or tort, liquidated or unliquidated, arising by operation of law or otherwise, and all extensions, renewals, refundings, replacements and modifications of any of the foregoing.

"PERSON" means any natural person, corporation, limited liability company, partnership, trust, government or other association or legal entity.

"PROCEEDS" has the meaning assigned to that term by the California Uniform Commercial Code, as amended, and also means all "proceeds," "products," "offspring," "rents" or "profits" of any property, as such quoted terms are used in the United States Bankruptcy Code, and any amendments thereto (Title 11, United States Code).

"RESPONSIBLE   PARTIES"  includes  all  Obligors  and  all  makers,   endorsers,
acceptors, sureties and guarantors of, and all other parties to, the Obligations or the Collateral.

            15. MISCELLANEOUS. This Agreement shall remain in full force and effect and shall be binding upon the Obligor, its successors and assigns, in accordance with its terms, notwithstanding any increase, decrease or change in the partners of the Obligor, if it should be a partnership, or the merger, consolidation, or reorganization of the Obligor, if it be a corporation or limited liability company, or any other change concerning the form, structure or substance of any such entity. If there is more than one Person named as an Obligor in this Agreement, this Agreement shall be binding upon each of the Obligors who execute and deliver this Agreement to the Creditor even if this Agreement is not executed by any other Person or Persons also named as an Obligor herein. The Creditor may assign all or a portion of its rights under this Agreement and may deliver the Collateral, or any part thereof, to any assignee and such assignee shall thereupon become vested with all the powers and rights given to the Creditor in respect thereof; and the Creditor shall thereafter be forever relieved and discharged from any liability or responsibility in the matter but, with respect to any Collateral not so delivered or assigned, the Creditor shall retain all powers and rights given to it hereby. The execution and delivery hereafter to the Creditor by the Obligor of a new security agreement shall not terminate, supersede or cancel this Agreement, unless expressly provided therein, and this Agreement shall not terminate, supersede or cancel any security agreement previously delivered to the Creditor by the Obligor, and all rights and remedies of the Creditor hereunder or under any security agreement hereafter or heretofore executed and delivered to the Creditor by the Obligor shall be cumulative and may be exercised singly or concurrently. This Agreement may not be changed or terminated orally, but only by a writing executed by the Obligor and a duly authorized officer of the Creditor. Unless the Creditor, in its discretion, otherwise agrees, the security interests granted in this Agreement shall not terminate until all of the Obligations have been indefeasibly paid in full and all commitments of the Creditor to extend credit which, once extended, would give rise to Obligations have expired or been terminated. No delay on the part of the Creditor in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. No modification or waiver of this Agreement or any provision hereof or of any other agreement or instrument made or issued in connection herewith or contemplated hereby, nor consent to any departure by the Obligor therefrom, shall in any event be effective, irrespective of any course of dealing between the parties, unless the same shall be in a writing executed by a duly authorized officer of the Creditor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Obligor in any case shall thereby entitle the Obligor to any other or further notice or demand in the same, similar or other circumstances. The remedies herein provided are cumulative and not exclusive of any other remedies provided at equity or by law and all such remedies may be exercised singly or concurrently. If any one or more of the provisions contained in this Agreement or any document executed in connection herewith shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not (to the full extent permitted by law) in any way be affected or impaired. The descriptive headings used in this Agreement are for convenience only and shall not be deemed to affect the meaning or construction of any provision hereof. The word "including" shall be deemed to be followed by the words "without limitation." The Obligor waives any and all notice of the acceptance of this Agreement by the Creditor, or of the creation, accrual or maturity (whether by declaration or otherwise) of any and all Obligations, or of any renewals or extensions thereof from time to time, or of the Creditor's reliance on this Agreement.

            16. GOVERNING LAW; CONSENT TO JURISDICTION; SERVICE OF PROCESS. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed wholly within that state. The Obligor hereby consents to the jurisdiction of the courts of the State of California and the courts of the United States of America for the Central District of California and consents that any action or proceeding hereunder may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and authorizes the service of process on the Obligor by registered or certified mail sent to any address authorized in
Section 13 as an address for the sending of notices.

            17. WAIVER OF CERTAIN RIGHTS. THE OBLIGOR HEREBY WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE, SET-OFF, COUNTERCLAIM OR CROSS-CLAIM OF ANY NATURE OR

DESCRIPTION, ANY OBJECTION BASED ON FORUM NON CONVENIENS OR VENUE, AND ANY CLAIM FOR CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES.

              18. WAIVER OF JURY TRIAL; REFEREE. THE OBLIGOR AND FTC HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, COUNTERCLAIM OR CROSS-CLAIM BROUGHT BY OR AGAINST THE OBLIGOR OR FTC ON ANY MATTERS WHATSOEVER, IN CONTRACT OR IN TORT, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS GUARANTY. THE OBLIGOR AND FTC DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING APPLICABLE STATE AND FEDERAL LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE OBLIGOR AND FTC AGREE THAT A JUDICIAL REFEREE WILL BE APPOINTED UNDER CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 631 TO DETERMINE ANY FACTUAL ISSUES IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE OBLIGOR AND FTC ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS GUARANTY, THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN
CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THE OBLIGOR AND FTC SHALL SELECT A SINGLE NEUTRAL REFEREE, WHO SHALL BE A RETIRED STATE OR FEDERAL JUDGE WITH AT LEAST FIVE YEARS OF JUDICIAL EXPERIENCE IN CIVIL MATTERS. IN THE EVENT THAT THE OBLIGOR AND FTC CANNOT AGREE UPON A REFEREE, THE REFEREE SHALL BE APPOINTED BY THE COURT. THE OBLIGOR AND FTC SHALL EQUALLY BEAR THE FEES AND EXPENSES OF THE REFEREE UNLESS THE REFEREE OTHERWISE PROVIDES IN THE STATEMENT OF DECISION.

            IN WITNESS WHEREOF, the Obligor(s) has/have executed this Agreement.

Chief Executive Office:               OBLIGOR
                                      TAVERNITI SO JEANS, LLC
5804 E. SLAUSON
COMMERCE, CA 90040                    By:   /s/ Paul Guez
                                          ----------------------------
                                      Title:

                                      By:
                                          ----------------------------
                                      Title:


ACCEPTED AND AGREED:

FTC COMMERCIAL CORP.

By:    /s/ Kenneth L. Wengrod
     ------------------------------
Name:      Kenneth L. Wengrod
Title:     President